Exhibit 99.2 2021 First Quarter Results Ron Delia CEO Michael Casamento CFO November 5, 2020 US November 6, 2020 Australia NYSE: AMCR | ASX: AMC

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,”, “target”, “project”, “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: the continued financial and operational impacts of the COVID- 19 pandemic on Amcor and its customers, suppliers, employees and the geographic markets in which it and its customers operate; fluctuations in consumer demand patterns; the loss of key customers or a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure to realize the anticipated benefits of the acquisition of Bemis Company, Inc. (“Bemis”), and the cost synergies related thereto; failure to successfully integrate Bemis’ business and operations in the expected time frame or at all; integration costs related to the acquisition of Bemis; failure by Amcor to expand its business; the potential loss of intellectual property rights; various risks that could affect our business operations and financial results due to the international operations; price fluctuations or shortages in the availability of raw materials, energy and other inputs; disruptions to production, supply and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic downturn; the possibility of labor disputes; fluctuations in our credit ratings; disruptions to the financial or capital markets; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2020. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward- looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP financial information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow, net debt and the Supplemental Unaudited Combined Financial Information including adjusted earnings before interest, tax, amortization and depreciation, adjusted earnings before interest and tax, and adjusted earnings per share and any ratios related thereto. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations and any other qualifying costs related to the restructuring plan; • earnings from discontinued operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for Amcor’s acquisition of Bemis; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • payments or settlements related to legal claims; and • impacts from hyperinflation accounting. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor also evaluates performance on a constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior-year period. In order to compute constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period. 2

Safety Committed to our goal of ‘no injuries’ Recordable-case frequency rate (per million hours worked) 4.5 • Staying safe and healthy – our first 4.1 4.0 4 Acquisition priority for 2021 fiscal year impacts 3.5 3.4 3.2 • 30% reduction in number of injuries 3 2.8 2.6 2.6 2.6 compared with 1Q20 2.5 2.4 2.0 2.1 2 2.0 2.0 • 52% of sites injury free for >12 months 1.5 1 0.5 0 Notes: Recordable cases per million hours worked. All data shown for a 12 month period ended June 30, unless otherwise indicated. 2010 to 2012 includes the demerged Orora business. 2015 to 2018 include acquired businesses from the first day of ownership. The Bemis acquisition is excluded for all periods labelled 2010 through 2019. 2019PF and onwards includes Bemis. The increase 3 in frequency rate between 2016 and 2018 reflects inclusion of the Alusa and Sonoco acquisitions and the increase between 2019 and 2019PF reflects the inclusion of the Bemis acquisition.

Key messages for today Outstanding first quarter results and outlook raised 1. Strong start to fiscal 2021 in Flexibles and Rigid Packaging 2. Raised EPS guidance for the 2021 fiscal year 3. The Amcor investment case has never been stronger 4

Outstanding first quarter results Strong organic growth plus acquisition synergies Shareholder returns +20% +9% +90bps • Quarterly dividend increased to 11.75 US cps EPS EBIT EBIT margin • $150 million share buy-back announced 15.8 $358 11.6% cents million Notes: EPS, EBIT and EBIT margins presented on an Adjusted basis. Adjusted non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to 5 non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. EPS and EBIT growth rates expressed in constant currency terms.

First quarter results - Flexibles segment 11% EBIT growth compared with last year Highlights • Adjusted EBIT growth 11% on a constant currency basis Adjusted EBIT ($m) Adjusted EBIT margin • 4% organic growth • 7% ($20 million) synergy benefits 312 13.0% 283 11.6% • Higher volumes • Low to mid single digit volume growth in North America, Latin America & Asia. Marginally lower volumes in Europe • Volume growth in a range of product segments – including meat, cheese & pet food 1Q20 1Q21 1Q20 1Q21 • Outstanding cost performance Notes: Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can 6 be found in the appendix section. 1Q20 reflects revised cost allocation of certain corporate expenses. See appendix section for further details.

Bemis acquisition cost synergies Synergies on track with $50-$70 million expected in fiscal 2021 Cost synergies delivered ($ million) Total cost synergies expected ($ million) 180 130-150 20 100 80 Delivered FY20 Incremental 1Q21 Cumulative to date Cumulative by end FY21 Cumulative by end FY22 7

First quarter results - Rigid Packaging segment 7% EBIT growth compared with last year Highlights Adjusted EBIT ($m) Adjusted EBIT margin • Adjusted organic EBIT growth of 7% on a constant currency basis • Higher volumes and positive mix 72 69 10.3% 9.7% • North America volumes up • Beverage volumes up 7% (hot fill up 12%) • Specialty Container volumes higher • Latin America volumes down 3% • Favorable plant operating costs 1Q20 1Q21 1Q20 1Q21 Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be 8 found in the appendix section. 1Q20 reflects revised cost allocation of certain corporate expenses. See appendix section for further details.

# First quarter results – cash flow, balance sheet & currency

## Strong financial profile and on track for adjusted free cash flow of >$1 billion in FY21

### Adjusted free cash flow in line with expectations

| Year to date cash flow ($ million) | 1Q20 | 1Q21 |
|---|---|---|
| Adjusted EBITDA | 441 | 460 |
| Interest and tax payments | (93) | (125) |
| Capital expenditure | (115) | (114) |
| Movement in working capital | (386) | (416) |
| Other | (20) | 5 |
| Adjusted free cash flow(1)(2) | (173) | (190) |

Average working capital to sales (%)



10.7%
9.5%
8.8%
Jun 19
Jun-20
Sep-20

### Strong investment grade balance sheet

| Balance sheet | September 2020 |
|---|---|
| EBITDA interest cover (x) | 11.5 |
| Leverage: Net debt / LTM EBITDA (x) | 3.0 |

### Currency mix and translation

| Currency | % Net Income | 1Q21 average rate vs pcp | 1Q21 Net income impact ($ million) |
|---|---|---|---|
| US dollar | ~50% | N/A | N/A |
| Euro | ~25% | Strengthened 5% | 3 |
| All other | ~25% | Depreciated 14% | (7) |

(1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section.
(2) Adjusted free cash flow excludes material transaction related costs because these cash flows are not considered to be directly related to the underlying business.
(3) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA.

9

amcor

Raised EPS guidance for 2021 fiscal year For 2021 fiscal year the Company expects: Adjusted constant currency EPS growth of approximately 7 to 12% (previously 5 to 10%) compared to 64.2 cents in 2020 fiscal year Assuming current exchange rates prevail for the remainder of the year, it is estimated that currency would have no material impact on reported EPS. Adjusted free cash flow of approximately $1.0 to $1.1 billion Amcor’s guidance contemplates a range of factors, including the COVID-19 pandemic which creates higher degrees of uncertainty and additional complexity when estimating future financial results. Amcor's business has demonstrated resilience given it plays an important role in the supply of essential consumer goods, and while this is expected to continue, the level of earnings and free cash flow generated across the business could be impacted by COVID-19 related factors such as the extent and nature of any future operational disruptions across the supply chain, government imposed restrictions on consumer mobility and the pace of macroeconomic recovery in key global economies. The ultimate magnitude and duration of the pandemic’s future impact on the business remains uncertain at this time. 10 Note: Reconciliations of the FY21 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2021 have not been completed.

Why invest in Amcor? As presented in Amcor’s September 2020 Investor Briefing Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield >4% Strong balance sheet, substantial capacity to invest and many growth opportunities Momentum building - organic growth plus synergies EPS growth + Dividend yield = 10-15% per year 11

12 Amcor Shareholder Value Creation Model Strong cash flow funds multiple drivers of value for shareholders Capital expenditure (~ $500m) EPS growth ~ 5-10% STRONG, Total DEFENSIVE Acquisitions / (Organic ~ 3-4%) Shareholder Value buy-backs (EPS growth + yield) CASH FLOW (~ $300-400m) 10-15% per year Dividend Historical yield (~ $750m) ~ 4-5% 12

Sustainability at Amcor Our Pledge for 2025 Develop all our packaging Part of our winning aspiration to be recyclable or reusable by 2025 and our best opportunity for Significantly increase our use of recycled materials in our differentiation and growth packaging Work with others to drive consistently greater worldwide recycling of packaging 13

Responsible packaging is the answer Achieving less waste takes: Waste management Consumer Packaging design infrastructure participation Amcor is uniquely positioned as industry leader with Scale, Resources and Capabilities 1414

Innovating to deliver differentiated responsible packaging Full range of responsible packaging options High performing AND designed to be recycled solutions Recycle ready Aluminum Paper AmLite Heatflex Breakthrough aluminum-free high barrier structure launched September 2020 100% recycled Compostable Bio based materials material 15

Summary Outstanding first quarter results and outlook raised 1. Strong start to fiscal 2021 in Flexibles and Rigid Packaging 2. Raised EPS guidance for the 2021 fiscal year 3. The Amcor investment case has never been stronger 16

Appendix slides 2021 First quarter results – supplementary schedules and reconciliations

FX translation impact 1Q21 currency impact Combined net income currency exposures(1) Total currency impact $ million Adjusted EBIT (6) EUR, 20-30% Adjusted net income (4) EUR:USD Euro strengthened vs USD, USD million impact on Average USD to EUR rate 1Q21 1Q21 adjusted net income 0.8558 vs 1Q20 0.8991 5% 3 USD(2), 45-55% Other currencies(3):USD Other currencies(3), Other currencies weighted average USD million impact on 20-30% vs USD weakened for 1Q21 vs 1Q21 adjusted net income 1Q20 average rates (14%) (7) (1) Approximate range based on estimated combined adjusted net income by currency. 18 (2) Includes all businesses effectively managed as USD functional currency businesses. (3) Includes all currencies other than USD and EUR.

Reconciliations of non-GAAP financial measures 19

Reconciliations of non-GAAP financial measures 20

Reconciliations of non-GAAP financial measures 21

Reconciliations of non-GAAP financial measures 22